Vanguard Telecommunication Services Index Fund Vanguard Consumer Discretionary Index Fund Vanguard Information Technology Index Fund

Supplement to the Prospectus and Summary Prospectuses Dated December 21, 2017

On November 15, 2017, S&P Dow Jones Indices and MSCI Inc. announced upcoming changes to the target indexes tracked by Vanguard Telecommunication Services Index Fund, Vanguard Consumer Discretionary Index Fund, and Vanguard Information Technology Index Fund (collectively, the “Funds”). MSCI has not yet determined the specific effective date for its changes, but Vanguard expects that they will take effect in the latter half of 2018.

New Target Indexes and New Fund Name

To effect these changes, the Funds will begin tracking the transition indexes listed in the table below, on an interim basis, in the first phase of a two-phased index change previously approved by the board of trustees of Vanguard World Fund (the “Board”). The Funds will track these custom transition indexes until the pending MSCI changes take effect, at which point the Funds will resume tracking their applicable MSCI target indexes, also shown in the table below, to complete the second phase. The two-phased approach is intended to enable the Funds’ advisor, The Vanguard Group, Inc., to make necessary adjustments to portfolio holdings in a manner that has the least impact on Fund shareholders.

Additionally, the Board has approved renaming Vanguard Telecommunication Services Index Fund as Vanguard Communication Services Index Fund.

Custom MSCI
Vanguard Fund	Current Target Index	Transition Index	MSCI Target Index
Telecommunication	MSCI US Investable	MSCI US Investable	MSCI US Investable
Services Index Fund	Market Communication	Market Communication	Market
(will be renamed	Services 25/50 Index	Services 25/50	Communication
Communication		Transition Index	Services 25/50 Index
Services Index Fund)
Consumer		MSCI US Investable	MSCI US Investable
MSCI US Investable
Discretionary Index	Market Consumer	Market Consumer	Market Consumer
Fund	Discretionary 25/50	Discretionary 25/50	Discretionary 25/50
	Index	Transition Index	Index
Information	MSCI US Investable	MSCI US Investable	MSCI US Investable
Technology Index	Market Information	Market Information	Market Information
Fund	Technology 25/50	Technology 25/50	Technology 25/50
	Index	Transition Index	Index

The Funds are expected to implement the transition indexes and name change in the second quarter of 2018. To protect the Funds from the potential of harmful “front running” by traders, the exact timing of the index changes (and the related name change) will not be disclosed to investors. In the meantime, the Funds will continue seeking to track their current indexes.

The adjustments to each Fund’s portfolio holdings are expected to result in modest, temporary increases in each Fund’s transaction costs and turnover rate. It is important to note that actual transaction costs, turnover rate, and any other costs will be highly dependent upon a number of factors, including the market environment at the time of the portfolio adjustments. These changes are not expected to increase the Funds’ expense ratios or result in material amounts of capital gains distributions.

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THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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